Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2016
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2016	December 31, 2015
Accounts payable	$4,612	$11,934
Accrued operating	2,250	2,371
Accrued administrative	3,171	1,909
Accounts payable and accrued expenses	$10,033	$16,214

Accounts payable is primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned and chartered-in vessels and construction of the Company’s fleet, such as operating costs and installments on vessels under construction. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.